                                                                     EXHIBIT 4.1

                              MYRIAD GENETICS, INC.
                                     Issuer

                                       AND

                                 [              ] ,
                                     Trustee

                                    INDENTURE

                                 Dated as of [    ]

                             Senior Debt Securities

                         CROSS-REFERENCE TABLE (1)

Section of Trust
Indenture Act                                                Section of
Of 1939, as Amended                                           Indenture
-------------------                                          ----------
310(a) ..............................................            7.09
310(b) ..............................................            7.08
                                                                 7.10
310(c) ..............................................    Inapplicable
311(a) ..............................................            7.13(a)
311(b) ..............................................            7.13(b)
311(c) ..............................................    Inapplicable
312(a) ..............................................            5.02(a)
312(b) ..............................................            5.02(b)
312(c) ..............................................            5.02(c)
313(b) ..............................................            5.04(a)
313(b) ..............................................            5.04(b)
313(c) ..............................................            5.04(a)
313(c) ..............................................            5.04(b)
313(d) ..............................................            5.04(c)
314(a) ..............................................            5.03
314(b) ..............................................    Inapplicable
314(c) ..............................................            13.06
314(d) ..............................................    Inapplicable
314(e) ..............................................            13.06
314(f) ..............................................            7.01(a)
315(a) ..............................................            7.02
315(b) ..............................................            6.07
315(c) ..............................................            7.01
315(d) ..............................................            7.01(b)
                                                                 7.01
315(e) ..............................................            6.07
316(a) ..............................................            6.06
316(b) ..............................................            6.04
                                                                 8.04
316(b) ..............................................            6.04
316(c) ..............................................            8.01
317(a) ..............................................            6.02
317(b) ..............................................            4.03
318(a) ..............................................            13.08

(1) This Cross-Reference Table does not constitute part of the Indenture and shall not have any bearing on the interpretation of any of its terms or provisions.

                              TABLE OF CONTENTS (2)

ARTICLE I  DEFINITIONS ........................................................................  1
  SECTION 1.01 Definitions of Terms............................................................  1
ARTICLE II  ISSUE, DESCRIPTION, TERMS, EXECUTION, REGISTRATION AND EXCHANGE OF SECURITIES .....  5
  SECTION 2.01 Designation and Terms of Securities.............................................  5
  SECTION 2.02 Form of Securities and Trustee's Certificate....................................  7
  SECTION 2.03 Denominations: Provisions for Payment...........................................  7
  SECTION 2.04 Execution and Authentications...................................................  8
  SECTION 2.05 Registration of Transfer and Exchange...........................................  9
  SECTION 2.06 Temporary Securities............................................................ 10
  SECTION 2.07 Mutilated, Destroyed, Lost or Stolen Securities................................. 11
  SECTION 2.08 Cancellation.................................................................... 11
  SECTION 2.09 Benefits of Indenture........................................................... 12
  SECTION 2.10 Authenticating Agent............................................................ 12
  SECTION 2.11 Global Securities............................................................... 12
ARTICLE III  REDEMPTION OF SECURITIES AND SINKING FUND PROVISIONS ............................. 13
  SECTION 3.01 Redemption...................................................................... 13
  SECTION 3.02 Notice of Redemption............................................................ 14
  SECTION 3.03 Payment Upon Redemption......................................................... 15
  SECTION 3.04 Sinking Fund.................................................................... 15
  SECTION 3.05 Satisfaction of Sinking Fund Payments with Securities........................... 15
  SECTION 3.06 Redemption of Securities for Sinking Fund....................................... 16
ARTICLE IV  COVENANTS ......................................................................... 16
  SECTION 4.01 Payment of Principal, Premium and Interest...................................... 16
  SECTION 4.02 Maintenance of Office or Agency................................................. 16
  SECTION 4.03 Paying Agents................................................................... 17
  SECTION 4.04 Appointment to Fill Vacancy in Office of Trustee................................ 18
  SECTION 4.05 Compliance with Consolidation Provisions........................................ 18
ARTICLE V  SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE .................. 18
  SECTION 5.01 Company to Furnish Trustee Names and Addresses of Securityholders............... 18
  SECTION 5.02 Preservation Of Information; Communications With Securityholders................ 18
  SECTION 5.03 Reports by the Company.......................................................... 19
  SECTION 5.04 Reports by the Trustee.......................................................... 19
ARTICLE VI  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT ................... 20
  SECTION 6.01 Events of Default............................................................... 20
  SECTION 6.02 Collection of Indebtedness and Suits for Enforcement by Trustee................. 21
  SECTION 6.03 Application of Moneys Collected................................................. 23
  SECTION 6.04 Limitation on Suits............................................................. 23
  SECTION 6.05 Rights and Remedies Cumulative; Delay or Omission Not Waiver.................... 24
  SECTION 6.06 Control by Securityholders...................................................... 24
  SECTION 6.07 Undertaking to Pay Costs........................................................ 25
ARTICLE VII  CONCERNING THE TRUSTEE ........................................................... 25
  SECTION 7.01 Certain Duties and Responsibilities of Trustee.................................. 25
  SECTION 7.02 Certain Rights of Trustee....................................................... 26
  SECTION 7.03 Trustee Not Responsible for Recitals or Issuance or Securities.................. 27
  SECTION 7.04 May Hold Securities............................................................. 28
  SECTION 7.05 Moneys Held in Trust............................................................ 28
  SECTION 7.06 Compensation and Reimbursement.................................................. 28
  SECTION 7.07 Reliance on Officers' Certificate............................................... 29
  SECTION 7.08 Disqualification; Conflicting Interests......................................... 29
  SECTION 7.09 Corporate Trustee Required; Eligibility......................................... 29
  SECTION 7.10 Resignation and Removal; Appointment of Successor............................... 29
  SECTION 7.11 Acceptance of Appointment By Successor.......................................... 31

  SECTION 7.12 Merger, Conversion, Consolidation or Succession to Business....... 32
  SECTION 7.13 Preferential Collection of Claims Against the Company............. 32
ARTICLE VIII  CONCERNING THE SECURITYHOLDERS .................................... 32
  SECTION 8.01 Evidence of Action by Securityholders............................. 32
  SECTION 8.02 Proof of Execution by Securityholders............................. 33
  SECTION 8.03 Who May be Deemed Owners. ........................................ 33
  SECTION 8.04 Certain Securities Owned by Company Disregarded................... 34
  SECTION 8.05 Actions Binding on Future Securityholders......................... 34
ARTICLE IX  SUPPLEMENTAL INDENTURES ............................................. 34
  SECTION 9.01 Supplemental Indentures Without the Consent of Securityholders.... 34
  SECTION 9.02 Supplemental Indentures With Consent of Securityholders........... 35
  SECTION 9.03 Effect of Supplemental Indentures................................. 36
  SECTION 9.04 Securities Affected by Supplemental Indentures.................... 36
  SECTION 9.05 Execution of Supplemental Indentures.............................. 36
ARTICLE X  SUCCESSOR ENTITY ..................................................... 37
  SECTION 10.01 Company May Consolidate, Etc..................................... 37
  SECTION 10.02 Successor Entity Substituted..................................... 37
  SECTION 10.03 Evidence of Consolidation, Etc. to Trustee....................... 38
ARTICLE XI  SATISFACTION AND DISCHARGE .......................................... 38
  SECTION 11.01 Satisfaction and Discharge of Indenture.......................... 38
  SECTION 11.02 Discharge of Obligations......................................... 39
  SECTION 11.03 Deposited Moneys to be Held in Trust............................. 39
  SECTION 11.04 Payment of Moneys Held by Paying Agents.......................... 39
  SECTION 11.05 Repayment to Company............................................. 39
ARTICLE XII  IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS .... 39
  SECTION 12.01 No Recourse...................................................... 40
ARTICLE XIII  MISCELLANEOUS PROVISIONS .......................................... 40
  SECTION 13.01 Effect on Successors and Assigns................................. 40
  SECTION 13.02 Actions by Successor............................................. 40
  SECTION 13.03 Surrender of Company Powers...................................... 40
  SECTION 13.04 Notices.......................................................... 41
  SECTION 13.05 Governing Law.................................................... 41
  SECTION 13.06 Treatment of Securities as Debt.................................. 41
  SECTION 13.07 Compliance Certificates and Opinions............................. 41
  SECTION 13.08 Payments on Business Days........................................ 42
  SECTION 13.09 Conflict with Trust Indenture Act................................ 42
  SECTION 13.10 Counterparts..................................................... 42
  SECTION 13.11 Separability..................................................... 42
  SECTION 13.12 Assignment....................................................... 42

(2) This Table of Contents does not constitute part of the Indenture and shall not have any bearing on the interpretation of any of its terms or provisions.

INDENTURE, dated as of [          ], among Myriad Genetics, Inc., a Delaware
corporation (the "Company"), and [          ], as trustee (the "Trustee"):

WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of unsecured debt securities (hereinafter referred to as the "Securities"), in an unlimited aggregate principal amount to be issued from time to time in one or more series as in this Indenture provided, as registered Securities without coupons, to be authenticated by the certificate of the Trustee;

WHEREAS, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture; and

WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

NOW, THEREFORE, in consideration of the premises and the purchase of the Securities by the holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the holders of Securities:

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01 Definitions of Terms.

The terms defined in this Section (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section and shall include the plural as well as the singular. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, as amended, or that are by reference in such Act defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this instrument.

"Authenticating Agent" means an authenticating agent with respect to all or any of the series of Securities appointed with respect to all or any series of the Securities by the Trustee pursuant to Section 2.10.

"Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

"Board of Directors" means the Board of Directors of the Company or any duly authorized committee of such Board.

"Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

"Business Day" means, with respect to any series of Securities, any day other than a day on which Federal or State banking institutions in the Borough of Manhattan, The City of New York, are authorized or obligated by law, executive order or regulation to close.

"Certificate" means a certificate signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company. The Certificate need not comply with the provisions of Section 13.07.

"Company" means Myriad Genetics, Inc., a corporation duly organized and existing under the laws of the State of Delaware, and, subject to the provisions of Article Ten, shall also include its successors and assigns.

"Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at [ ], except that whenever a provision herein refers to an office or agency of the Trustee in the Borough of Manhattan, The City of New York, such office is located, at the date hereof, at [ ].

"Custodian" means any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

"Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

"Depositary" means, with respect to Securities of any series, for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.01 or 2.11.

"Event of Default" means, with respect to Securities of a particular series any event specified in Section 6.01, continued for the period of time, if any, therein designated.

"Global Security" means, with respect to any series of Securities, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

"Governmental Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United

States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America that, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such Governmental Obligation or a specific payment of principal of or interest on any such Governmental Obligation held by such custodian for the account of the holder of such depositary receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Governmental Obligation or the specific payment of principal of or interest on the Governmental Obligation evidenced by such depositary receipt.

"herein", "hereof" and "hereunder", and other words of similar import, refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

"Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into in accordance with the terms hereof.

"Interest Payment Date", when used with respect to any installment of interest on a Security of a particular series, means the date specified in such Security or in a Board Resolution or in an indenture supplemental hereto with respect to such series as the fixed date on which an installment of interest with respect to Securities of that series is due and payable.

"Officers' Certificate" means a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Controller or an Assistant Controller or the Secretary or an Assistant Secretary of the Company that is delivered to the Trustee in accordance with the terms hereof. Each such certificate shall include the statements provided for in Section 13.07, if and to the extent required by the provisions thereof.

"Opinion of Counsel" means an opinion in writing of legal counsel, who may be an employee of or counsel for the Company that is delivered to the Trustee in accordance with the terms hereof. Each such opinion shall include the statements provided for in Section 13.07, if and to the extent required by the provisions thereof.

"Outstanding", when used with reference to Securities of any series, means, subject to the provisions of Section 8.04, as of any particular time, all Securities of that series theretofore authenticated and delivered by the Trustee under this Indenture, except (a) Securities theretofore canceled by the Trustee or any paying agent, or delivered to the Trustee or any paying agent for cancellation or that have previously been canceled; (b) Securities or portions thereof for the payment or redemption of which moneys or Governmental Obligations in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided, however, that if such Securities or portions of such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Three provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.07.

"Person" means any individual, corporation, partnership, joint-venture, joint-stock company, unincorporated organization or government or any agency or political subdivision thereof.

"Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

"Responsible Officer" when used with respect to the Trustee means the Chairman of the Board of Directors, the President, any Vice President, the Secretary, the Treasurer, any trust officer, any corporate trust officer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

"Securities" means the debt Securities authenticated and delivered under this Indenture.

"Securityholder", "holder of Securities", "registered holder", or other similar term, means the Person or Persons in whose name or names a particular Security shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture.

"Subsidiary" means, with respect to any Person, (i) any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner.

"Trustee" means [   ], and, subject to the provisions of Article Seven, shall
also include its successors and assigns, and, if at any time there is more than one Person acting in such capacity hereunder, "Trustee" shall mean each such Person. The term "Trustee" as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.

"Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, subject to the provisions of Sections 9.01, 9.02, and 10.01, as in effect at the date of execution of this instrument.

"Voting Stock", as applied to stock of any Person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

                                   ARTICLE II

       ISSUE, DESCRIPTION, TERMS, EXECUTION, REGISTRATION AND EXCHANGE OF
                                   SECURITIES

SECTION 2.01 Designation and Terms of Securities.

The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series up to the aggregate principal amount of Securities of that series from time to time authorized by or pursuant to a Board Resolution of the Company or pursuant to one or more indentures supplemental hereto. Prior to the initial issuance of Securities of any series, there shall be established in or pursuant to a Board Resolution of the Company, and set forth in an Officers' Certificate of the Company, or established in one or more indentures supplemental hereto:

          (1) the title of the Security of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of that series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series);

          (3) the date or dates on which the principal of the Securities of the series is payable and the place(s) of payment;

          (4) the rate or rates at which the Securities of the series shall bear interest or the manner of calculation of such rate or rates, if any;

          (5) the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest will be payable or the manner of determination of such Interest Payment Dates, the place(s) of payment, and the record date for the determination of holders to whom interest is payable on any such Interest Payment Dates;

          (6) the right, if any, to extend the interest payment periods and the duration of such extension;

          (7) the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions (including payments made in cash in satisfaction of future sinking fund obligations) or at the option of a holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (9) the form of the Securities of the series including the form of the Certificate of Authentication for such series;

          (10) if other than denominations of one thousand U.S. dollars ($1,000) or any integral multiple thereof, the denominations in which the Securities of the series shall be issuable;

          (11) any and all other terms with respect to such series (which terms shall not be inconsistent with the terms of this Indenture, as amended by any supplemental indenture) including any terms which may be required by or advisable under United States laws or regulations or advisable in connection with the marketing of Securities of that series;

          (12) whether the Securities are issuable as a Global Security and, in such case, the identity of the Depositary for such series;

          (13) whether the Securities will be convertible into shares of common stock or other securities of the Company and, if so, the terms and conditions upon which such Securities will be so convertible, including the conversion price and the conversion period;

          (14) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01; and

          (15) any additional or different Events of Default or restrictive covenants provided for with respect to the Securities of the series.

All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to any such Board Resolution or in any indentures supplemental hereto.

If any of the terms of the series are established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate of the Company setting forth the terms of the series.

Securities of any particular series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable and with different redemption dates.

SECTION 2.02 Form of Securities and Trustee's Certificate.

The Securities of any series and the Trustee's certificate of authentication to be borne by such Securities shall be substantially of the tenor and purport as set forth in one or more indentures supplemental hereto or as provided in a Board Resolution of the Company and as set forth in an Officers' Certificate of the Company and the and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Securities of that series may be listed, or to conform to usage.

SECTION 2.03 Denominations: Provisions for Payment.

The Securities shall be issuable as registered Securities and in the denominations of one thousand U.S. dollars ($1,000) or any integral multiple thereof, subject to Section 2.01(10). The Securities of a particular series shall bear interest payable on the dates and at the rate specified with respect to that series. The principal of and the interest on the Securities of any series, as well as any premium thereon in case of redemption thereof prior to maturity, shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City and State of New York. Each Security shall be dated the date of its authentication. Interest on the Securities shall be computed on the basis of a 360-day year composed of twelve 30-day months.

The interest installment on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Securities of that series shall be paid to the Person in whose name said Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment. In the event that any Security of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Security will be paid upon presentation and surrender of such Security as provided in Section 3.03.

Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Securities of the same series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (1) or clause (2) below:

          (1) he Company may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register (as hereinafter defined), not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date.

          (2) The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Unless otherwise set forth in a Board Resolution of the Company or one or more indentures supplemental hereto establishing the terms of any series of Securities pursuant to Section 2.01 hereof, the term "regular record date" as used in this Section with respect to a series of Securities with respect to any Interest Payment Date for such series shall mean either the fifteenth day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the first day of a month, or the last day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the fifteenth day of a month, whether or not such date is a Business Day.

Subject to the foregoing provisions of this Section, each Security of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

SECTION 2.04 Execution and Authentications.

The Securities shall be signed on behalf of the Company by its President, or one of its Vice Presidents, or its Treasurer, or one of its Assistant Treasurers, or its Secretary, or one of its Assistant Secretaries, under its corporate seal attested by its Secretary or one of its Assistant Secretaries. Signatures may be in the form of a manual or facsimile signature. The Company may use the facsimile signature of any Person who shall have been a President or Vice President thereof, or of any Person who shall have been a Secretary or Assistant Secretary thereof, notwithstanding the fact that at the time the Securities shall be authenticated and delivered or disposed of such Person shall have ceased to be the President or a Vice President, or the Secretary or an Assistant Secretary, of the Company. The seal of the Company may be in the form of a facsimile of such seal and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. The Securities may contain such notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication by the Trustee.

A Security shall not be valid until authenticated manually by an authorized signatory of the Trustee, or by an Authenticating Agent. Such signature shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a written order of the Company for the authentication and delivery of such Securities, signed by its President or any Vice President and its Secretary or any Assistant Secretary, and the Trustee in accordance with such written order shall authenticate and deliver such Securities.

In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the form and terms thereof have been established in conformity with the provisions of this Indenture.

The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

SECTION 2.05 Registration of Transfer and Exchange.

     (a) Securities of any series may be exchanged upon presentation thereof at the office or agency of the Company designated for such purpose in the Borough of Manhattan, the City and State of New York, for other Securities of such series of authorized denominations, and for a like aggregate principal amount, upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, all as provided in this Section. In respect of any Securities so surrendered for exchange, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in exchange therefor the Security or Securities of the same series that the Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

     (b) The Company shall keep, or cause to be kept, at its office or agency designated for such purpose in the Borough of Manhattan, the City and State of New York, or such other location designated by the Company a register or registers (herein referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Securities and the transfers of Securities as in this Article provided and which at all reasonable times shall be open for inspection by the Trustee. The registrar for the purpose of registering Securities and transfer of Securities as herein provided shall be appointed as authorized by Board Resolution (the "Security Registrar").

Upon surrender for transfer of any Security at the office or agency of the Company designated for such purpose, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in the name of the transferee or transferees a new Security or Securities of the same series as the Security presented for a like aggregate principal amount.

All Securities presented or surrendered for exchange or registration of transfer, as provided in this Section, shall be accompanied (if so required by the Company or the Security Registrar) by a written instrument or instruments of transfer, in form satisfactory to the Company or the Security Registrar, duly executed by the registered holder or by such holder's duly authorized attorney in writing.

     (c) No service charge shall be made for any exchange or registration of transfer of Securities, or issue of new Securities in case of partial redemption of any series, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, other than exchanges pursuant to Section 2.06, Section 3.03(b) and Section 9.04 not involving any transfer.

     (d) The Company shall not be required (i) to issue, exchange or register the transfer of any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the Outstanding Securities of the same series and ending at the close of business on the day of such mailing, nor (ii) to register the transfer of or exchange any Securities of any series or portions thereof called for redemption. The provisions of this Section 2.05 are, with respect to any Global Security, subject to Section 2.11 hereof.

SECTION 2.06 Temporary Securities.

Pending the preparation of definitive Securities of any series, the Company may execute, and the Trustee shall authenticate and deliver, temporary Securities (printed, lithographed or typewritten) of any authorized denomination. Such temporary Securities shall be substantially in the form of the definitive Securities in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every temporary Security of any series shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities of such series. Without unnecessary delay the Company will execute and will furnish definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor (without charge to the holders), at the office or agency of the Company designated for the purpose in the Borough of Manhattan, the City and State of New York, and the Trustee shall authenticate and such office or agency shall deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of such series, unless the Company advises the Trustee to the effect that definitive Securities need not be executed and furnished until further notice from the Company. Until so exchanged, the temporary Securities of such series shall be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.

SECTION 2.07 Mutilated, Destroyed, Lost or Stolen Securities.

In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company (subject to the next succeeding sentence) shall execute, and upon the Company's request the Trustee (subject as aforesaid) shall authenticate and deliver, a new Security of the same series, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant's Security and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security that has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as they may require to save them harmless, and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

Every replacement Security issued pursuant to the provisions of this Section shall constitute an additional contractual obligation of the Company whether or not the mutilated, destroyed, lost or stolen Security shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

SECTION 2.08 Cancellation.

All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer shall, if surrendered to the Company or any paying agent, be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On request of the Company at the time of such surrender, the Trustee shall deliver to the Company canceled Securities held by the Trustee. In the absence of such request the Trustee may dispose of canceled Securities in accordance with its standard procedures and deliver a certificate of disposition to the Company. If the Company shall otherwise acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

SECTION 2.09 Benefits of Indenture.

Nothing in this Indenture or in the Securities, express or implied, shall give or be construed to give to any Person, other than the parties hereto and the holders of the Securities any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being for the sole benefit of the parties hereto and of the holders of the Securities.

SECTION 2.10 Authenticating Agent.

So long as any of the Securities of any series remain Outstanding there may be an Authenticating Agent for any or all such series of Securities which the Trustee shall have the right to appoint. Said Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. All references in this Indenture to the authentication of Securities by the Trustee shall be deemed to include authentication by an Authenticating Agent for such series. Each Authenticating Agent shall be acceptable to the Company and shall be a corporation that has a combined capital and surplus, as most recently reported or determined by it, sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and that is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by Federal or State authorities. If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions, it shall resign immediately.

Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time (and upon request by the Company shall) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon resignation, termination or cessation of eligibility of any Authenticating Agent, the Trustee may appoint an eligible successor Authenticating Agent acceptable to the Company. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto.

SECTION 2.11 Global Securities.

     (a) If the Company shall establish pursuant to Section 2.01 that the Securities of a particular series are to be issued as a Global Security, then the Company shall execute and the Trustee shall, in accordance with Section 2.04, authenticate and deliver, a Global Security that (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect:
"Except as otherwise provided in Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depositary or to a successor Depositary or to a nominee of such successor Depositary."

     (b) Notwithstanding the provisions of Section 2.05, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 2.05, only to another nominee of the Depositary for such series, or to a successor Depositary for such series selected or approved by the Company or to a nominee of such successor Depositary.

     (c) If at any time the Depositary for a series of the Securities notifies the Company that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section 2.11 shall no longer be applicable to the Securities of such series and the Company will execute, and subject to Section 2.05, the Trustee will authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. In addition, the Company may at any time determine that the Securities of any series shall no longer be represented by a Global Security and that the provisions of this Section 2.11 shall no longer apply to the Securities of such series. In such event the Company will execute and subject to Section 2.05, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be canceled by the Trustee. Such Securities in definitive registered form issued in exchange for the Global Security pursuant to this
Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Depositary for delivery to the Persons in whose names such Securities are so registered.

                                   ARTICLE III

              REDEMPTION OF SECURITIES AND SINKING FUND PROVISIONS

SECTION 3.01 Redemption.

The Company may redeem the Securities of any series issued hereunder on and after the dates and in accordance with the terms established for such series pursuant to Section 2.01 hereof.

SECTION 3.02 Notice of Redemption.

     (a) In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities of any series in accordance with the right reserved so to do, the Company shall, or shall cause the Trustee to, give notice of such redemption to holders of the Securities of such series to be redeemed by mailing, first class postage prepaid, a notice of such redemption not less than 30 days and not more than 90 days before the date fixed for redemption of that series to such holders at their last addresses as they shall appear upon the Security Register unless a shorter period is specified in the Securities to be redeemed. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice. In any case, failure duly to give such notice to the holder of any Security of any series designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Securities of such series or any other series. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with any such restriction.

Each such notice of redemption shall specify the date fixed for redemption and the redemption price at which Securities of that series are to be redeemed, and shall state that payment of the redemption price of such Securities to be redeemed will be made at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, that from and after said date interest will cease to accrue and that the redemption is for a sinking fund, if such is the case. If less than all the Securities of a series are to be redeemed, the notice to the holders of Securities of that series to be redeemed in whole or in part shall specify the particular Securities to be so redeemed. In case any Security is to be redeemed in part only, the notice that relates to such Security shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

     (b) If less than all the Securities of a series are to be redeemed, the Company shall give the Trustee at least 45 days' notice in advance of the date fixed for redemption as to the aggregate principal amount of Securities of the series to be redeemed, and thereupon the Trustee shall select, by lot or in such other manner as it shall deem appropriate and fair in its discretion and that may provide for the selection of a portion or portions (equal to one thousand U.S. dollars ($1,000) or any integral multiple thereof) of the principal amount of such Securities of a denomination larger than $1,000, the Securities to be redeemed and shall thereafter promptly notify the Company in writing of the numbers of the Securities to be redeemed, in whole or in part. The Company may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its President or any Vice President, instruct the Trustee or any paying agent to call all or any part of the Securities of a particular series for redemption and to give notice of redemption in the manner set forth in this Section, such notice to be in the name of the Company or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Company shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions of this Section.

SECTION 3.03 Payment Upon Redemption.

         (a) If the giving of notice of redemption shall have been completed as above provided, the Securities or portions of Securities of the series to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption and interest on such Securities or portions of Securities shall cease to accrue on and after the date fixed for redemption, unless the Company shall default in the payment of such redemption price and accrued interest with respect to any such Security or portion thereof. On presentation and surrender of such Securities on or after the date fixed for redemption at the place of payment specified in the notice, said Securities shall be paid and redeemed at the applicable redemption price for such series, together with interest accrued thereon to the date fixed for redemption (but if the date fixed for redemption is an interest payment date, the interest installment payable on such date shall be payable to the registered holder at the close of business on the applicable record date pursuant to
Section 2.03).

         (b) Upon presentation of any Security of such series that is to be redeemed in part only, the Company shall execute and the Trustee shall authenticate and the office or agency where the Security is presented shall deliver to the holder thereof, at the expense of the Company, a new Security of the same series of authorized denominations in principal amount equal to the unredeemed portion of the Security so presented.

SECTION 3.04 Sinking Fund.

The provisions of Sections 3.04, 3.05 and 3.06 shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 2.01 for Securities of such series.

The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.05. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 3.05 Satisfaction of Sinking Fund Payments with Securities.

The Company (i) may deliver Outstanding Securities of a series (other than any Securities previously called for redemption) and (ii) may apply as a credit Securities of a series that have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series, provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 3.06 Redemption of Securities for Sinking Fund.

Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of the series, the portion thereof, if any, that is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 3.05 and the basis for such credit and will, together with such Officers' Certificate, deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.02 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.02. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 3.03.

                                   ARTICLE IV

                                    COVENANTS

SECTION 4.01 Payment of Principal, Premium and Interest.

The Company will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest on the Securities of that series at the time and place and in the manner provided herein and established with respect to such Securities.

SECTION 4.02 Maintenance of Office or Agency.

So long as any series of the Securities remain Outstanding, the Company agrees to maintain an office or agency in the Borough of Manhattan, the City and State of New York, with respect to each such series and at such other location or locations as may be designated as provided in this Section 4.02, where (i) Securities of that series may be presented for payment, (ii) Securities of that series may be presented as herein above authorized for registration of transfer and exchange, and (iii) notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be given or served, such designation to continue with respect to such office or agency until the Company shall, by written notice signed by its President or a Vice President and delivered to the trustee, designate some other office or agency for such purposes or any of them. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, notices and demands.

SECTION 4.03 Paying Agents.

         (a) If the Company shall appoint one or more paying agents for all or any series of the Securities, other than the Trustee, the Company will cause each such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this
Section:

              (1) that it will hold all sums held by it as such agent for the payment of the principal of (and premium, if any) or interest on the Securities of that series (whether such sums have been paid to it by the Company or by any other obligor of such Securities) in trust for the benefit of the Persons entitled thereto;

              (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor of such Securities) to make any payment of the principal of (and premium, if any) or interest on the Securities of that series when the same shall be due and payable;

              (3) that it will, at any time during the continuance of any failure referred to in the preceding paragraph (a)(2) above, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent; and

              (4) that it will perform all other duties of paying agent as set forth in this Indenture.

         (b) If the Company shall act as its own paying agent with respect to any series of the Securities, it will on or before each due date of the principal of (and premium, if any) or interest on Securities of that series, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such principal (and premium, if any) or interest so becoming due on Securities of that series until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of such action, or any failure (by it or any other obligor on such Securities) to take such action. Whenever the Company shall have one or more paying agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with the paying agent a sum sufficient to pay the principal (an premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of this action or failure so to act.

         (c) Notwithstanding anything in this Section to the contrary, (i) the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 11.05, and (ii) the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any paying agent to pay, to the Trustee all sums held in trust by the Company or such paying agent, such sums to be held by the Trustee upon the same terms and conditions as those upon which such sums were held by the Company or such paying agent; and, upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such money.

SECTION 4.04 Appointment to Fill Vacancy in Office of Trustee.

The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

SECTION 4.05 Compliance with Consolidation Provisions.

The Company will not, while any of the Securities remain Outstanding, consolidate with or merge into any other Person, in either case where the Company is not the survivor of such transaction, or sell or convey all or substantially all of its property to any other company unless the provisions of Article Ten hereof are complied with.

                                    ARTICLE V

        SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

SECTION 5.01 Company to Furnish Trustee Names and Addresses of Securityholders.

The Company will furnish or cause to be furnished to the Trustee (a) on each regular record date (as defined in Section 2.03) a list, in such form as the Trustee may reasonably require, of the names and addresses of the holders of each series of Securities as of such regular record date, provided that the Company shall not be obligated to furnish or cause to furnish such list at any time that the list shall not differ in any respect from the most recent list furnished to the Trustee by the Company and (b) at such other times as the Trustee may request in writing within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that, in either case, no such list need be furnished for any series for which the Trustee shall be the Security Registrar.

SECTION 5.02 Preservation Of Information; Communications With Securityholders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Securities contained in the most recent list furnished to it as provided in
Section 5.01 and as to the names and addresses of holders of Securities received by the Trustee in its capacity as Security Registrar (if acting in such capacity).

         (b)  The Trustee may destroy any list furnished to it as provided in
Section 5.01 upon receipt of a new list so furnished.

         (c) Securityholders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Securityholders with respect to their rights under this Indenture or under the Securities.

SECTION 5.03 Reports by the Company.

         (a) The Company covenants and agrees to file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports that may be required pursuant to
Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

         (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

         (c) The Company covenants and agrees to transmit by mail, first class postage prepaid, or reputable over-night delivery service that provides for evidence of receipt, to the Securityholders, as their names and addresses appear upon the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

SECTION 5.04 Reports by the Trustee.

         (a) On or before [ ] in each year in which any of the Securities are Outstanding, the Trustee shall transmit by mail, first class postage prepaid, to the Securityholders, as their names and addresses appear upon the Security Register, a brief report dated as of the preceding [ ], if and to the extent required under Section 313(a) of the Trust Indenture Act.

         (b) The Trustee shall comply with Section 313(b) and 313(c) of the Trust Indenture Act.

         (c) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with the Company, with each stock exchange upon which any Securities are listed (if so listed) and also with the Commission. The Company agrees to notify the Trustee when any Securities become listed on any stock exchange.

                                   ARTICLE VI

         REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT

SECTION 6.01 Events of Default.

         (a) Whenever used herein with respect to Securities of a particular series, "Event of Default" means any one or more of the following events that has occurred and is continuing:

               (1) the Company defaults in the payment of any installment of interest upon any of the Securities of that series, as and when the same shall become due and payable, and continuance of such default for a period of 90 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of any indenture supplemental hereto shall not constitute a default in the payment of interest for this purpose;

               (2) the Company defaults in the payment of the principal of (or premium, if any, on) any of the Securities of that series as and when the same shall become due and payable whether at maturity, upon redemption, by declaration or otherwise, or in any payment required by any sinking or analogous fund established with respect to that series; provided, however, that a valid extension of the maturity of such Securities in accordance with the terms of any indenture supplemental hereto shall not constitute a default in the payment of principal or premium, if any;

               (3) the Company fails to observe or perform any other of its covenants or agreements with respect to that series contained in this Indenture or otherwise established with respect to that series of Securities pursuant to
Section 2.01 hereof (other than a covenant or agreement that has been expressly included in this Indenture solely for the benefit of one or more series of Securities other than such series) for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee, by registered or certified mail, or to the Company and the Trustee by the holders of at least 25% in principal amount of the Securities of that series at the time Outstanding;

               (4) the Company pursuant to or within the meaning of any Bankruptcy Law (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property or (iv) makes a general assignment for the benefit of its creditors; or

               (5) a court of competent jurisdiction enters an order under any Bankruptcy Law that (i) is for relief against the Company in an involuntary case, (ii) appoints a Custodian of the Company for all or substantially all of its property, or (iii) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 90 days.

         (b) In each and every such case, unless the principal of all the Securities of that series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of that series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by such Securityholders), may declare the principal of all the Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable.

         (c) At any time after the principal of the Securities of that series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the holders of a majority in aggregate principal amount of the Securities of that series then Outstanding hereunder, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if: (i) the Company has paid or deposited with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of that series and the principal of (and premium, if any, on) any and all Securities of that series that shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest, at the rate per annum expressed in the Securities of that series to the date of such payment or deposit) and the amount payable to the Trustee under Section 7.06, and (ii) any and all Events of Default under the Indenture with respect to such series, other than the nonpayment of principal on Securities of that series that shall not have become due by their terms, shall have been remedied or waived as provided in Section 6.06.

No such rescission and annulment shall extend to or shall affect any subsequent default or impair any right consequent thereon.

         (d) In case the Trustee shall have proceeded to enforce any right with respect to Securities of that series under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case, subject to any determination in such proceedings, the Company, and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

SECTION 6.02 Collection of Indebtedness and Suits for Enforcement by Trustee.

         (a) The Company covenants that (1) in case it shall default in the payment of any installment of interest on any of the Securities of a series, or any payment required by any sinking or analogous fund established with respect to that series as and when the same shall have become due and payable, and such default shall have continued for a period of 90 Business Days, or (2) in case it shall default in the payment of the principal of (or premium, if any, on) any of the Securities of a series when the same shall have become due and payable, whether upon maturity of the Securities of a series or upon redemption or upon declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have been become due and payable on all such Securities for principal (and premium, if any) or interest, or both, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate per annum expressed in the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under Section 7.06.

         (b) If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Securities of that series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or other obligor upon the Securities of that series, wherever situated.

         (c) In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition or judicial proceedings affected the Company, or its creditors or property, the Trustee shall have power to intervene in such proceedings and take any action therein that may be permitted by the court and shall (except as may be otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of Securities of such series allowed for the entire amount due and payable by the Company under the Indenture at the date of institution of such proceedings and for any additional amount that may become due and payable by the Company after such date, and to collect and receive any moneys or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the holders of Securities of such series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to such Securityholders, to pay to the Trustee any amount due it under Section 7.06.

         (d) All rights of action and of asserting claims under this Indenture, or under any of the terms established with respect to Securities of that series, may be enforced by the Trustee without the possession of any of such Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for payment to the Trustee of any amounts due under Section 7.06, be for the ratable benefit of the holders of the Securities of such series.

In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in the Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of that series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

SECTION 6.03 Application of Moneys Collected.

Any moneys collected by the Trustee pursuant to this Article with respect to a particular series of Securities shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest, upon presentation of the Securities of that series, and notation thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

FIRST: To the payment of costs and expenses of collection and of all amounts payable to the Trustee under Section 7.06; and

SECOND: To the payment of the amounts then due and unpaid upon Securities of such series for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

SECTION 6.04 Limitation on Suits.

No holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (i) such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities of such series specifying such Event of Default, as hereinbefore provided; (ii) the holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as trustee hereunder; (iii) such holder or holders shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby; and (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding and (v) during such 60 day period, the holders of a majority in principal amount of the Securities of that series do not give the Trustee a direction inconsistent with the request.

Notwithstanding anything contained herein to the contrary, any other provisions of this Indenture, the right of any holder of any Security to receive payment of the principal of (and premium, if any) and interest on such Security, as therein provided, on or after the respective due dates expressed in such Security (or in the case of redemption, on the redemption date), or to institute suit for the enforcement of any such payment on or after such respective dates or redemption date, shall not be impaired or affected without the consent of such holder and by accepting a Security hereunder it is expressly understood, intended and covenanted by the taker and holder of every Security of such series with every other such taker and holder and the